1
Joseph L. Hooley
Chairman of the Board, President and
Chief Executive Officer
Bank of America Merrill Lynch Banking
and Financial Services Conference
November 15, 2011
Resilience in a Challenging Environment
Exhibit 99.1

2 Resilience in a Challenging Environment Agenda Overview Business Environment Widening Our Lead Summary

Forward-looking Statements
This presentation contains forward-looking statements as defined by United States securities laws, including statements relating to our financial, operational, strategic, commercial, technological and other goals and expectations regarding our Business Operations and Information Technology Transformation program, as well as regarding other goals and expectations for our business, financial and capital condition, results of operations, operating margins, strategies and the business environment. Forward-looking statements are often, but not always, identified by such forward-looking terminology as "plan," "expect,"
"look," "believe," "anticipate," "estimate," "seek," "may," "will," "trend," "target,” and "goal," or similar statements or variations of such terms. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing our expectations or beliefs as of any date subsequent to November 15, 2011.
Important factors that may affect future results and outcomes include, but are not limited to: delays or difficulties in the execution of our previously announced business operations and information technology transformation program, which could lead to changes in our estimates of the charges, expenses or savings associated with the planned program, resulting in increased volatility of our earnings; our ability to control operating risks, data security breach risks, information technology systems risks and outsourcing risks, and our ability to protect our intellectual property rights, the possibility of errors in the quantitative models we use to manage our business and the possibility that our controls will prove insufficient, fail or be circumvented; the potential for new products and services to impose additional costs on us and expose us to increased operational risk; the manner in which the Federal Reserve and other regulators implement the Dodd-Frank Act and other regulatory initiatives in the U.S. and internationally, including any increases in the minimum regulatory capital ratios applicable to us and regulatory developments that result in changes to our operating model or other changes to the provision of our services in order to comply with or respond to such regulations; required regulatory capital ratios under Basel II and Basel III, in each case as fully implemented by State Street and State Street Bank (and in the case of Basel III, when finally adopted by the Federal Reserve), which may result in the need for substantial additional capital or increased levels of liquidity in the future; changes in law or regulation that may adversely affect our, our clients’ or our counterparties’ business activities and the products or services that we sell, including additional or increased taxes or assessments thereon, capital adequacy requirements and changes that expose us to risks related to compliance; financial market disruptions and the economic recession, whether in the U.S. or internationally; the liquidity of the U.S. and international securities markets, particularly the markets for fixed-income securities, and the liquidity requirements of our clients; increases in the volatility of, or declines in the levels of, our net interest revenue, changes in the composition of the assets on our consolidated balance sheet and the possibility that we may be required to change the manner in which we fund those assets; the financial strength and continuing viability of the counterparties with which we or our clients do business and to which we have investment, credit or financial exposure; the credit quality, credit agency ratings, and fair values of the securities in our investment securities portfolio, a deterioration or downgrade of which could lead to other-than-temporary impairment of the respective securities and the recognition of an impairment loss in our consolidated statement of income; the maintenance of credit agency ratings for our debt and depository obligations as well as the level of credibility of credit agency ratings; the results of, and costs associated with, government investigations, litigation and similar claims, disputes, or proceedings; the risks that acquired businesses will not be integrated successfully, or that the integration will take longer than anticipated, that expected synergies will not be achieved or unexpected disynergies will be experienced, that client and deposit retention goals will not be met, that other regulatory or operational challenges will be experienced and that disruptions from the transaction will harm relationships with clients, employees or regulators; the ability to complete acquisitions, divestitures and joint ventures, including the ability to obtain regulatory approvals, the ability to arrange financing as required and the ability to satisfy closing conditions; the performance of and demand for the products and services we offer, including the level and timing of redemptions and withdrawals from our collateral pools and other collective investment products; the possibility that our clients will incur substantial losses in investment pools where we act as agent, and the possibility of significant reductions in the valuation of assets; our ability to attract deposits and other low-cost, short-term funding; potential changes to the competitive environment, including changes due to the effects of consolidation, and perceptions of State Street as a suitable service provider or counterparty; the level and volatility of interest rates and the performance and volatility of securities, credit, currency and other markets in the
U.S. and internationally; our ability to measure the fair value of the investment securities on our consolidated balance sheet; adverse publicity or other reputational harm; our ability to grow revenue, attract and/or retain and compensate highly skilled people, control expenses and attract the capital necessary to achieve our business goals and comply with regulatory requirements; changes in accounting standards and practices; and changes in tax legislation and in the interpretation of existing tax laws by U.S. and non-U.S. tax authorities that affect the amount of taxes due.
Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in our 2010 Annual Report on Form 10-K and our subsequent SEC filings. We encourage investors to read these filings, particularly the sections on risk factors, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this presentation speaks only as of the date hereof, November 15, 2011, and we do not undertake efforts to revise those forward-looking statements to reflect events after that date.
Among the initiatives incorporated within Business Operations and Information Technology Transformation program, we are standardizing several core business and information technology processes, primarily through the execution of Lean efficiency principles and increased automation. We are also creating a new technology platform, including moving many core software applications to a private cloud. In addition, we are planning additional servicing and processing centers of excellence in globally distributed low-cost locations to improve the work allocation and responsiveness of service demands and have also expanded our relationships with strategic information technology service providers to enhance efficiencies.

4 Overview

Overview
Key Messages
Focused on Solutions for Institutional Investors
Focused on Solutions for Institutional Investors
Leading Global Market Share and Industry Recognition
Leading Global Market Share and Industry Recognition
Outperforming Key Competitors
Outperforming Key Competitors

1 Financial data presented on an operating basis. Operating-basis information is a non-GAAP presentation. For a description of operating-basis information and related reconciliations to GAAP-basis information, see the Appendix. 2 12/31/00 – 12/31/10. Past performance is not a guarantee of future results.
Overview
Focused on Solutions for Institutional Investors
• Fiduciary heritage since 1792
• Core Business: Managing and Servicing Financial Assets
• Operating-basis
1
revenue growth of 10% compounded annually
over the 10 years 2000-2010
2
• AA- senior debt rating (State Street Bank and Trust Company)
Driving Long-term Shareholder Value

Overview
Focused on Solutions for Institutional Investors
• $21.5 trillion
1
in assets under custody
and administration
• Largest  provider of
– Investment manager
operations outsourcing
2
– Alternative asset servicing
3
– Mutual fund custody and accounting
services in the U.S.
4
– Securities lending
5
• Trading relationships with 89 of the top 100
global investment managers
Asset Servicing – 87% of YTD Revenue
1
Asset Management – 13% of YTD Revenue
1
• $1.9 trillion
6
in assets under management
• No. 2 worldwide in institutional
asset management
7
• Investment solutions across the risk /
return spectrum
• Leader in passive, enhanced and ETFs
POWER OF THE COMBINED FRANCHISE
• 78 of Top 100 Clients Use Both Asset Servicing and Asset Management
• These 78 Clients Account for about 35% of Total Management Fee Revenue (YTD 2011)
• State Street Provides Strong Oversight, Governance and Financial Strength
1 As of 9/30/11. 2 Greensted, Scrip Issue, 9/11. 3 HFN.net Q2 2010 HF Administrator Survey; ICFA Alternative Fund Administration Survey, May 2011, The
NASDAQ Stock Market, Inc. 4 Data Products, 10/1/11. 5 Based on company filings, 9/30/11 6 As of September 30, 2011; AUM includes SPDR ® Gold
Fund for which SSgA is not the investment manager but acts as distribution agent. 7 P & I 12/31/10.

% Outsourced Assets
Alternative Assets Under
Administration as of 6/30/11
Source: Greensted  Scrip Issue (9/ 2011).
AUA / AUC, $T
Custody Assets Held by
Global Custodians as of 6/30/11
Global Middle Office
Outsourcing as of 6/30/11
Overview
Leading Global Market Share and Industry Recognition
Source: ICFA Annual Fund Admin Survey 2011. Source: Greensted Scrip Issue (9/2011).
AUA, $B

AUM, $B
Global Institutional
Assets Managed as of 12/31/10
Average Assets on Loan, $B
Global Securities
Lending as of 9/30/2011
Global ETF
Assets Managed as of 9/30/11
Overview
Leading Global Market Share and Industry Recognition
AUM, $B
Source:  Company reports as of  9/30/11 except
BlackRock which is 12/31/10.
Source: Pensions and Investments (5/2011).
SSgA AUM as reported by State Street.
Source: ETF Landscape Report (9/2011).
SSgA  AUM as  reported by State Street.

ETF Manager of the Year
Asia Asset Management
2011 Best of the Best Awards
Outsourcing Provider,
Transfer Agent and Mutual
Fund Administrator of
the Year
International Custody and
Fund Administration
No. 1 in the Americas
Global  Investor / isf
2011 Global Custody  Survey
Custodian of the Year
2011
European Pensions Awards
World’s Best Bank –
Asset Management
Global Finance
2011 World’s Best Bank Awards
No. 1 Global Custodian
for Institutional Investors
Global Custodian
2010 Global Custody Survey
No. 1 Overall Equity Lender
Global  Investor / isf
2011 Equity Lending Survey
Best Liquidity Management
(Currenex)
Profit & Loss
2011 Readers’ Choice Digital
Markets Awards
Best in Securities Lending
The Asset
2011 Triple A Transaction
Banking Awards
Overview
Leading Global Market Share and Industry Recognition

Overview
Outperforming Key Competitors
1
2011 YTD STT BK NTRS
Pre-tax margin 28.6% 26.2% 25.8%
Return on equity 10.0% 8.0% 9.1%
Net interest margin 1.56% 1.39% 1.26%
Tier 1 common 16.0% 12.5% 11.8%
Tier 1 common (under Basel III) 11.7% 6.5% 11.8%
1 All data as of 9/30/11. Each company’s operating/adjusted (non-GAAP) presentation may be calculated differently and therefore may not be comparable to other companies’ operating/adjusted (non-GAAP) presentation. Please review each company’s public filings and earnings reports for a description, to the extent contained therein, of their respective operating/adjusted presentation. For STT, financial data is presented on an operating (non-GAAP) basis, and tier 1 common ratios include non-GAAP data in their calculation (in addition to Basel III ratios being made based upon various estimates). For a description of this operating-
basis presentation, as well as a description of referenced ratios and related reconciliations, see the Appendix.

Jan Feb Mar Apr May Jun Jul Aug Sep Oct
-50%
-40%
-30%
-20%
-10%
0%
10%
20%
YTD 2011 Total Return
Total Returns Significantly Outperformed
Primary Peers and Broader Financials Index
Overview
Outperforming Key Competitors
Bank of New York Mellon Corp.
Northern Trust Corp.
S&P 500 / Financials
State Street Corp.
STT -11.7%
S & P Fin. -14.4%
NTRS -25.6%
BK -28.2%
Source: FactSet

1/09 4/09 7/09 10/09 1/10 4/10 7/10 10/10 1/11 4/11 7/11 10/11
-80%
-60%
-40%
-20%
0%
20%
40%
3-Year Total Return: 10/31/08-10/31/11
Overview
Outperforming Key Competitors
Bank of New York Mellon Corp.
Northern Trust Corp.
S&P 500 / Financials
State Street Corp.
STT -4.8%
S & P Fin. -8.5%
NTRS -23.1%
BK -32.1%
Source: FactSet
Total Returns Significantly Outperformed
Primary Peers and Broader Financials Index

14 14 Business Environment

15 Business Environment Global Headwinds Higher Capital Requirements Rising Cost of Compliance and Regulation Constrained Economic Growth Low Interest Rates

16 Business Environment Our Response – Widening Our Lead Optimizing Capital in a Regulated Environment Managing Risk Transforming Operations and IT Driving Growth in the Core

17 Widening Our Lead

18 Widening Our Lead Well Positioned Against Long-term Trends Globalization Retirement Increased Complexity Alpha / Beta Separation Regulation and Transparency Driving Growth in the Core

YTD
2011
1
$4,340B Revenues
17,676 Employees
Widening Our Lead
Globalization
YTD
2011
1
$0.537B Revenues
3,192 Employees
YTD
2011
1
$2,339B Revenues
8,817 Employees
NORTH AMERICA EMEA ASIA PACIFIC
1 As of 9/30/11. Financial data is presented on an operating (non-GAAP) basis. For a description of this operating-basis presentation, and related reconciliations, see the Appendix.
Driving
Growth in
the Core
Spanning the Globe with Investment Servicing
and Investment Management

Widening Our Lead
Globalization – Expansion through Acquisitions
1 On an operating basis.  Operating basis is a non-GAAP presentation.  See Appendix for a description of operating-basis presentation.
Driving
Growth in
the Core
Intesa SanPaolo
Achieved in Aggregate 90% Revenue Retention
All Were Accretive in First Year of Operation¹
Deutsche GSS
MIFA
BIAM

Widening Our Lead
Globalization
79% of New Revenue Growth Comes From Existing Clients
1
1 9 months ended 9/30/11, compared to 9 months ended 9/30/10.
Driving
Growth in
the Core
Average Number of Products Used Average Length of Relationship
Top 100 Clients 14.1 Products 20.1 Years
Top 1,000 Clients 8.4 Products 11.1 Years

Investment
Servicing
• Positioned as market
leader in servicing
solutions for pension
funds
• Advanced performance
and analytics capabilities
Investment
Management
• Investment management
solutions for DB and DC
– Portfolio Solutions
– Target-date funds
– Liability-driven
Investing
– Alternative Strategies
to support allocations
to this asset class
Widening Our Lead
Retirement
Opportunity
• 44% of total assets in retirement plans
globally are now in Defined Contribution
(DC) plans, up from 35% in 2000
1,2
• DC assets have grown at 7.5% annually
since 2000, approximately 2.5 times
faster than the rate of growth in DB
assets
1,2
• Pension-plan allocation to alternative
assets has grown to 19% of total assets
from 7% over the last 10 years
1,2
1 As of 12/31/10.  2  Towers Watson, Global Pension Asset Study 2011, 2/2011.
Driving
Growth in
the Core

Widening Our Lead
Increased Complexity
Opportunity
• Increased product sophistication driving
need for global solutions
• Increased IT / Operational investment
requirements; market for middle-office
outsourcing set to grow in next three
years from about 20% to 35%
1
• Increased regulatory requirements
Investment
Servicing
• No. 1 middle office
administrator globally
with 63% market share
2
with $7.9TN in AUA
3
• Investment in end-to-
end solutions to support
emerging regulatory
changes in OTC
derivatives
Investment
Management
• Providing strategic
multi-asset solutions
for clients
• Providing strategic
component parts to
other asset managers to
meet their client needs
1 BCG Global Asset Management and Building on Success, 2011; Greensted Scrip Issue, 9/2011. 2 Greensted, Scrip Issue, 9/2011. 3 As of 9/30/11.
Driving
Growth in
the Core

Widening Our Lead
Investing for Growth – Alpha / Beta Separation
• Growth opportunities exist in both beta
and alternatives
• ETF assets growing at 15% per annum
1
• Hedge fund assets expected to grow
with a 12% CAGR from 2011-2014
1
• Private equity market expected to grow
at 6% CAGR from 2011-2014
1
Opportunity
Investment
Servicing
• No. 1 ETF servicer
2
• No. 1 in alternative
investment servicing
3
Investment
Management
• SPY and GLD No. 1 and
No. 2, respectively, of
world’s largest ETFs
4
• No. 2 of global passive
management assets
5
• Delivering alpha in
quantitative,
fundamental and
alternative strategies
1 BCG Global Asset Management Building on Success (2011). 2 STT estimates based on market size as of 10/2011. 3 HFN.net Q4 2010 HF Administrator
Survey; ICFA Alternative Fund Administration Survey, 5/2011. 4 Bloomberg,10/2011. 5 P & I, 5/2011.
Driving
Growth in
the Core

Goals
•
Position the company for accelerated growth
•
Achieve estimated annual pre-tax run-rate expense savings of
$575MN to $625MN by the end of 2014 for full effect in 2015
•
Achieve, by the end of 2015, a 400bp improvement in
operating-basis pre-tax margin, compared to 2010 operating-
basis pre-tax margin, assuming all else being equal
2
Widening Our Lead
Program Overview
1
1 Estimated annual pre-tax, run-rate expense savings and operating-basis pre-tax margin improvement relate only to the Business Operations and Information
Technology Transformation program; actual operating expenses and operating margin of the Company may increase or decrease due to other factors.
2 Includes operating-basis information. Operating-basis information is a non-GAAP presentation. See Appendix for a description of operating-basis information.
Transforming
Operations
and IT

Widening Our Lead
Operations Plan
14 Core Business 14 Core Business
Operations Operations
Processes are Processes are
in Scope in Scope
2012 Milestones
• Four key operations
transformation levers
– Process
transformation
– Automation
– Consolidation
– Workforce
optimization
• Operations
transformation
portfolio includes
160+ initiatives
• Initiatives have
been sequenced
into master plan
through 2014
• Establish two additional
global Centers of
Excellence for a total of
seven overall
• Achieve 20% targeted
automation benefits
• Establish two new
low-cost locations
to balance our
global footprint
Transforming
Operations
and IT

Widening Our Lead
IT Plan
Private
Cloud
Industrial-strength
Application Development
Key Program Benefits
Proprietary Real-time
Information
• Automation /
capacity on demand
• Accelerated time
to market
• Integrated security
environment
• Real-time data
infrastructure
• Advanced platform
for product
innovation
• Strengthened
client service
Transforming
Operations
and IT
2012 Milestones
• Scale cloud computing
platform to enable
major migrations in
2013 and 2014
• Realize 20% of the
expected benefits from
our IT application
portfolio rationalization
• Substantially complete
transition to previously
announced strategic
servicing relationships

Widening Our Lead
Estimated Annual, Pre-tax, Run-rate Expense Savings
$MN 2011 2012 2013 2014 2015
Business Operations Transformation $150 $250 $370 $430 $440
Information Technology
Transformation
5 20 90 150 160
Net Benefits Before Non-recurring
Project-related Expenses
155 270 460 580 600
Less:  Non-recurring
Project-related Expenses
75 100 70 40 0
Annual Pre-tax, Run-rate
Expense Savings
$80 $170 $390 $540 $600
1 The full effect of the annual pre-tax, run-rate savings is not expected to be experienced until 2015. Chart data based on the approximate mid-point of the range of the estimated annual pre-tax, run-rate expense savings of $575MN-$625MN at the end of 2014, for full effect in 2015; estimated savings for individual years may vary up or down based on the execution of the Business Operations and Information Technology Transformation program. Annual pre-tax, run-rate expense savings relate only to the Business Operations and Information Technology Transformation program; actual operating expenses of the Company may increase or decrease due to other factors.
Transforming
Operations
and IT

Widening Our Lead
Strong Enterprise-wide Governance
Culture
Values
Alignment
Governance
Risk Management Objectives
Embedded into Business Unit
and Individual Goals
Managing
Risk
Overarching Structure Sets
Risk Appetite and Risk
Policies Globally
• Dedicated Risk Teams in All Business and Geographies
• Comprehensive Stress and Scenario Testing
• Deep Expertise in Credit, Market and Operational Risk
• Risk Exposures Monitored and Measured Globally
Execution

Widening Our Lead
Strong Ratios
State Street Corporation
“Well
Capitalized”¹
9/30/11
Actual under Basel I
9/30/11
Adjusted to Reflect
Basel III Proposal
5
Tier 1 leverage
5.0%²
7.8% 6.0%
Tier 1 capital 6.0% 17.9% 12.8%
Tier 1 common
ratio³
---- 16.0% 11.7%
Total capital 10.0% 19.5% 14.4%
Tangible common equity
4
---- 7.0% 7.0%
Optimizing
Capital in a
Regulated
Environment
1
Except as noted in note 4 below, minimum “Well Capitalized” as defined by Federal regulators under Basel I.
2  Minimum “Well Capitalized,” as defined by Federal regulators, applies to State Street Bank and Trust only and therefore stated only as a reference point.
3  The tier 1 common ratio is not required by GAAP or on a recurring basis by bank regulations.  See Appendix for a description of this ratio and related reconciliations.
4  As defined by State Street.  The Tangible Common Equity ratio is not required by GAAP or by bank regulations. See Appendix for a description of this ratio and related reconciliations.
5  Calculated based on State Street’s estimates, based upon published statements of the Basel Committee and the Federal Reserve, of the effects of the requirements under Basel III affecting capital.  See Appendix for a description of the specified capital ratios and related reconciliations of these ratios to ratios calculated under presently applicable requirements.

Widening Our Lead
Performance in 2011
Capital
Deployment to
Shareholders
• Median payout ratio for those banks that participated in the
CCAR stress test and were able to increase dividends and
repurchase shares was 58.6% of consensus earnings
1
• Median payout ratio for all banks that were allowed to return capital in some form to shareholders was about 19.8% of
consensus earnings
1
1  Percentages represent the payout ratios calculated on the March 1, 2011 consensus IBES estimates for 2011 operating-basis earnings.  2  Percentages represent the payout ratios calculated on the March 1, 2011 consensus First Call estimates for 2011 operating-basis earnings.
Optimizing
Capital in a
Regulated
Environment
• Increased quarterly dividend to $0.18 per share (~ 20% of consensus earnings)
2
• Board authorized a share repurchase of $675 million (~ 37% of consensus earnings)
2

Widening Our Lead
Philosophy
Share
Buybacks
• Expect to request in January 2012 a share purchase plan in keeping with the limits imposed by the Federal Reserve
Dividend • Expect to target a 20%-25% payout ratio
Acquisitions • Intend to be opportunistic; Pressure on European banks may accelerate prospects
• Rigorous financial analysis and hurdle rates must be achieved
Committed to Returning Capital to Shareholders
Optimizing
Capital in a
Regulated
Environment

33 Summary

Optimizing
Capital in a
Regulated
Environment
Managing
Risk
Transforming
Operations
and IT
Driving
Growth in
the Core
Summary
No. 1 or No. 2 Position
in Key Growth Markets
Financial Results
Outperforming Peers
Most Diversified
Global Footprint
Strongest Capital of
Peer Group
Driving Long-term Shareholder Value

35

36

Appendix
Operating-basis (Non-GAAP) Financial Measures
This presentation includes financial information presented on an operating basis.
Operating-basis financial information is a non-GAAP presentation. Management measures and compares certain financial information on an operating basis, as it believes that this presentation supports meaningful comparisons from period to period and the analysis of comparable financial trends with respect to State Street’s normal ongoing business operations. Management believes that operating-basis financial information, which reports revenue from non-taxable sources on a fully taxable-equivalent basis and excludes the impact of revenue and expenses outside of the normal course of business, facilitates an investor’s understanding and analysis of State Street’s underlying financial performance and trends in addition to financial information prepared and reported in accordance with
GAAP. Non-GAAP financial measures should be considered in addition to, not as substitute for or superior to, financial measures determined in accordance with GAAP.